UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 24, 2023, PricewaterhouseCoopers LLP (“PwC”) informed Tupperware Brands Corporation (the “Company”) that PwC is declining to stand for re-appointment as the Company’s registered public accounting firm for the integrated audit of the fiscal year ending December 30, 2023. There is no dispute between the Company and PwC.

PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and December 25, 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2022 and December 25, 2021, and in the subsequent interim period through October 24, 2023, (i) there were no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal controls over financial reporting disclosed in Part II, Item 9A of the Company’s Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on October 13, 2023 (the “2022 Form 10-K”), which resulted in a restatement of the December 25, 2021 and December 26, 2020 consolidated financial statements, as management determined the Company (a) did not design and maintain an effective control environment commensurate with its financial reporting requirements as it did not maintain a sufficient complement of personnel with an appropriate degree of internal controls and accounting knowledge, experience, and training commensurate with its accounting and financial reporting requirements, (b) did not design and maintain effective controls in response to the risks of material misstatement as changes to existing controls or the implementation of new controls were not sufficient to respond to changes to the risks of material misstatement in financial reporting. These material weaknesses contributed to the following material weaknesses:(1) the accounting for the completeness, occurrence, accuracy and presentation of income taxes, including the income tax provision and related income tax assets and liabilities, (2) the accounting for the completeness, accuracy and presentation of right of use assets and lease liabilities, (3) the monitoring of the designation of intercompany loans as being of long term in nature and the related impact to the accounting for foreign currency transaction gains and losses and translation adjustments, (4) the accounting for the valuation of goodwill, (5) account reconciliations to support the completeness, accuracy and presentation of the consolidated financial statements, and (6) the review of the Consolidated Statement of Cash Flows. The Audit and Finance Committee of the Company’s Board of Directors discussed the material weaknesses and the restatement of the Company’s financial statements with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of each such “reportable event.”

The Company has provided PwC with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the SEC and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the statements made herein. A copy of PwC’s letter dated October 27, 2023, stating that PwC agrees with the statements made herein, is attached as Exhibit 16.1 hereto.

The Company will disclose its engagement of a new independent registered public accounting firm once the evaluation process has been completed and as required by, and in accordance with, the SEC’s rules and regulations.

Item 7.01 Regulation FD Disclosure.

New York Stock Exchange Continued Listing Standards

As disclosed in the Company’s 2022 Form 10-K, the Company previously received a notice of noncompliance from the New York Stock Exchange (the “NYSE”) as a result of the Company’s failure to timely file its 2022 Form 10-K, and subsequently, its Quarterly Reports on Form 10-Q for the first, second and third quarters of 2023 (the “2023 Quarterly Reports on Form 10-Q”). Given the time needed to evaluate and engage a new independent registered public accounting firm to serve as independent auditor for the fiscal year ending December 30, 2023, the Company will likely become further delayed in filing its 2023 Quarterly Reports on Form 10-Q, as well as the Company’s Annual Report on Form 10-K for fiscal year 2023. If the Company fails to file its 2023 Quarterly Reports on Form 10-Q by March 31, 2024, then the NYSE may commence suspension or delisting procedures.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s remediation of certain identified material weaknesses, the timing of the filing of the 2023 Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K for fiscal year 2023, and, the Company’s ability to regain compliance with NYSE continued listing standards. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the Company’s ability to evaluate and engage a new independent registered public accounting firm to serve as its independent auditor for the fiscal year ended December 31, 2023, whether NYSE commences suspension or delisting procedures prior to the end of the Company’s current cure period, which expires on March 31, 2024, whether execution of the Company’s remediation plan will be successful in remediating the material weaknesses in its internal controls on financial reporting, whether the Company will identify additional errors in previously issued financial statements, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated October 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	October 27, 2023	By:	/s/ Mariela Matute
Mariela Matute
Chief Financial Officer